Exhibit 10.6

Seatac Digital Resources, Inc.

November 1, 2009

Sky Kelley, President

America’s Minority Health Network, Inc.

345 North Maple Drive, Suite 208

Beverly Hills, California 90210

Re: Short term funding assurance

Dear Sky:

SEATAC, as a principal shareholder in AMHN, Inc. and a primary vendor of America’s Minority Health Network, Inc., a wholly owned subsidiary of AMHN, Inc., acknowledges that AMHN, Inc. is in the process of raising investment capital for the expansion of America’s Minority Health Network, Inc. Although expanding rapidly as it executes on its business plan, America’s Minority Health Network, Inc. has no material cash resources as of this date.

To assure that America’s Minority Health Network, Inc. has adequate day to day operating capital over the next six months, we at SEATAC are committed to loan America’s Minority Health Network, Inc. up to an additional five hundred thousand dollars ($500,000) on an “as needed basis” in the form of a second bridge loan.

Sincerely,

SEATAC DIGITAL RESOURCES, INC.

/s/ Robin Tjon
Robin Tjon
President

555 H St., Suite H, Eureka, CA 95501 — 707-444-6619 — FAX 707-444-6619